EXHIBIT 10.11
                              OPERATING AGREEMENT

                                       OF

                          KENDALL ROADHOUSE GRILL, L.C.

                                 TABLE CONTENTS

ARTICLE I  OFFICES............................................................1
         1.1  Principal Office............................................... 1
         1.2  Registered Office.............................................. 1

ARTICLE II  MEETINGS..........................................................1
         2.1  Annual Meeting..................................................1
         2.2  Regular Meetings................................................1
         2.3  Special Meetings................................................1
         2.4  Notice of Meeting...............................................1
         2.5  Quorum..........................................................2
         2.6  Proxies.........................................................2
         2.7  Voting by Certain Members.......................................2
         2.8  Manner of Acting................................................2
                  2.8.1  Formal Action by Members.............................2
                  2.8.2  Procedure............................................2
                  2.8.3  Presumption of Assent................................3
                  2.8.4  Informal Action of Members...........................3
         2.9   Order of Business..............................................3
         2.10  Telephonic Meeting.............................................3

ARTICLE III  FISCAL MATTERS...................................................3
         3.1  Fiscal Year.....................................................3
         3.2  Deposits........................................................4
         3.3  Checks, Drafts, Etc.............................................4
         3.4  Loans...........................................................4
         3.5  Contracts.......................................................4
         3.6  Accountant......................................................4
         3.7  Legal Counsel...................................................4

ARTICLE IV  COMPANY BUSINESS..................................................4

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ARTICLE V  MANAGEMENT CERTIFICATES AND THEIR TRANSFER.........................4
         5.1  Certificates....................................................4
         5.2  Certificate Register............................................5
         5.3  Transfer of Shares..............................................5

ARTICLE VI  BOOKS AND RECORDS.................................................5
         6.1  Books and Records...............................................5
         6.2  Right of Inspection.............................................5
         6.3  Financial Records...............................................5

ARTICLE VII  DISTRIBUTION OF PROFITS..........................................6
         7.1  Distributions...................................................6
         7.2  Time............................................................6
         7.3  Distribution Among Members......................................6

ARTICLE VIII  ALLOCATIONS OF PROFITS AND LOSSES...............................6
         8.1  Profits and Losses..............................................6

ARTICLE IX OFFICERS...........................................................7
         9.1  Operating Manager...............................................7
         9.2  Management Contracts............................................7
         9.3  Other Officers..................................................7
         9.4  Election and Tenure.............................................8
         9.5  Resignations and Removal........................................8
         9.6  Vacancies.......................................................8
         9.7  Salaries........................................................8

ARTICLE X MISCELLANEOUS.......................................................9
         10.1  Notice.........................................................9
         10.2  Waiver of Notice...............................................9
         10.3  Indemnification By Company.....................................9
         10.4  Indemnification Funding........................................9
         10.5  Duality of Interest Transactions...............................9
         10.6  Anticipated Transactions.......................................9
         10.7  Gender and Number.............................................10
         10.8  Articles and Other Headings...................................10
         10.9  Reimbursement of Officers and Members.........................10

ARTICLE XI ADMENDMENTS.......................................................10
         11.1  Amendments....................................................10

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ARTICLE XII  DEFINITIONS.................................................... 10

CERTIFICATION................................................................11


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                               OPERATING AGREEMENT

                                       OF

                          KENDALL ROADHOUSE GRILL, L.C.

                                    ARTICLE I
                                     OFFICES

         1.1 PRINCIPAL OFFICE. The principal office of Kendall Roadhouse Grill, L.C. ("Company") in the State of Florida shall be located at 7199 S.W. 117th Avenue, Kendall, Florida 33183. The Company may have such other offices, either within or without the state of Florida as the Members may designate or as the business of the Company may from time to time require.

         1.2 REGISTERED OFFICE. The registered office of the Company, required by the Florida Limited Liability Company Act to be maintained in the State of Florida, may, but need not, be identical with the Principal office in the State of Florida. The address of the initial registered office of the Company is 600 Corporate Drive, Suite 100, Fort Lauderdale, Florida 33334, and the initial registered agent at such address is Charles D. Barnett. The registered office and the registered agent may be changed from time to time by action of the Members and by filing the prescribed form with the Florida Secretary of State.

                                   ARTICLE II
                                    MEETINGS

         2.1 ANNUAL MEETING. The annual meeting of the Members shall be held during the month of April in each year, beginning with the year 1994 upon appropriate notice from the Operating Manager, for the purpose of electing an Operating Manager and for the transaction of such other business as may come before the meeting. Each member shall be responsible for paying its own expenses to attend such meetings.

         2.2 REGULAR MEETINGS. The Members may by resolution prescribe the time and place for the holding of regular meetings and may provide that the adoption of such resolution shall constitute notice of such regular meetings. If the members do not prescribe the time and place for the holding of regular meetings, such regular meetings shall be held at the time and place specified by the Operating Manager in the notice of each such regular meeting. Each member shall be responsible for paying its own expenses to attend such meetings.

         2.3 SPECIAL MEETINGS. Special meetings of the Members, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the Operating Manager or by any two Members.

         2.4 NOTICE OF MEETING. Written or telephonic notice stating the place, day, and hour of the meeting and, in case of a special meeting, the purposes for which the meeting is called, shall be

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delivered not less than three (3) days before the date of the meeting, either personally or by mail, by or at the direction of the Operating Manager, to each Member of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the Member at his address as it appears on the books of the Company, with postage thereon prepaid. When all the Members of the Company are present at any meeting, or if those not present sign in writing a waiver of notice of such meeting, or subsequently ratify all the proceedings thereof, the transactions of such meetings are as valid as if a meeting were formally called and notice had been given.

         2.5 QUORUM. At any meeting of the Members, a majority of the equity interests, as determined from the capital contribution of each Member as reflected by the books of the Company, represented in person or by proxy, shall constitute a quorum at a meeting of Members. If less than said majority of the equity interests are represented at a meeting, a majority of the interests so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The Members present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough Members to leave less than a quorum.

         2.6 PROXIES. At all meetings of Members, a Member may vote by proxy executed in writing by the Member or by his duly authorized attorney-in-fact. Such proxy shall be filed with the Operating Manager of the Company before or at the time of the meeting. No proxy shall be valid after three months from date of execution, unless otherwise provided in the proxy.

         2.7 VOTING BY CERTAIN MEMBERS. Membership Certificates standing in the name of a corporation, partnership or company may be voted by such officer, partner, agent or proxy as the Bylaws of such entity may prescribe or, in the absence of such provision, as the Board of Directors of such entity may determine. Certificates held by a trustee, personal representative, administrator, executor, guardian or conservator may be voted by him, either in person or by proxy, without a transfer of such certificates into his name.

         2.8 MANNER OF ACTING.

             2.8.1 FORMAL ACTION BY MEMBERS. Ordinarily, the act of a majority of the Members present at a meeting at which a quorum is present shall be the act of the Members. Upon demand of any Member, voting on a particular issue may be in accordance with percentage of equity ownership in the Company.

             2.8.2 PROCEDURE. The Operating Manager of the Company (or its representative) shall preside at meetings of the Members, may move, second or vote on any item of business.

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A record shall be maintained of the meetings of the Members. The Members may adopt their own rules of procedure which shall not be inconsistent with this Operating Agreement.

             2.8.3 PRESUMPTION OF ASSENT. A Member of the Company who is present at a meeting of the Members at which action on any matter is taken shall be presumed to have assented to the action taken, unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person Acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by certified mail to the secretary of the meeting immediately after the "adjournment of the meeting". Such right to dissent shall not apply to a Member who voted in favor of such action.

             2.8.4 INFORMAL ACTION OF MEMBERS. Unless otherwise provided by law, any action required to be taken at a meeting of the Members, or any other action which may be taken at a meeting of the Members, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be.signed by all the Members entitled to vote with respect to the subject letter thereof.

         2.9 ORDER OF BUSINESS. The order of business at all meetings of the Members shall be as follows:

             1. Roll Call.
             2. Proof of notice of meeting or waiver of notice.
             3. Reading of minutes of preceding meeting.
             4. Report of the Operating Manager.
             5. Reports of Committees.
             6. Unfinished Business.
             7. New Business.

         2.10 TELEPHONIC MEETING. Members of the Company may participate in any meeting of the Members by means of conference telephone or similar communication if all persons participating in such meeting can hear one another for the entire discussion of the matter(s) to be voted upon. Participating in a meeting pursuant to this Section shall constitute presence in person at such meeting.

                                   ARTICLE III
                                 FISCAL MATTERS

         3.1 FISCAL YEAR. The fiscal year of the Company shall begin on the first day of January and end on the last day of December each year, unless otherwise determined by resolution of the Members.


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         3.2 DEPOSITS. All funds of the Company shall be deposited from time to time to the credit of the Company in such banks, trust companies or other depositories as the Operating Manager may select.

         3.3 CHECKS, DRAFTS, ETC. All checks, drafts, or other orders for the payment of money, and all notes or other evidences of indebtedness issued in the name of the Company shall be signed by the Operating Manager.

         3.4 LOANS. No loans shall be contracted on behalf of the Company or no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Members. Such authority may be general or confined to specific instances.

         3.5 CONTRACTS. The Operating Manager is authorized to enter into any contract or execute any instrument in the name of and on behalf of the Company to promote the purposes of the Company.

         3.6 ACCOUNTANT. An Accountant may be selected from time to time by the Operating Manager to perform such tax and accounting services as may, from time to time be required. The accountant may be removed by the Operating Manager without assigning any cause.

         3.7 LEGAL COUNSEL. One or more Attorney(s) at Law may be selected from time to time by the Operating Manager to review the legal affairs of the Company and to perform such other services as may be required and to report to the Members with respect thereto. The Legal Counsel may be removed by the Operating Manager without assigning any cause.

                                   ARTICLE IV
                                COMPANY BUSINESS

         The purpose of the Company is to (i) own and operate a Roadhouse Grill store in the State of Florida; and (ii) engage in all business activities related or incidental to (i) above. The Company shall engage in no other business without the prior written consent of all Members.

                                    ARTICLE V
                   MANAGEMENT CERTIFICATES AND THEIR TRANSFER

         5.1 CERTIFICATES. Management Certificates representing equity interest in the Company shall be in such form as shall be determined by the Members. Such Management Certificates shall be signed by the Operating Manager and by all other Members. All Management Certificates shall be consecutively numbered or otherwise identified. The name and address of the person to whom the Management Certificates are issued, with the Capital Contribution and the rate of issue, shall be

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entered in the Certificate Register of the Company. In case of a lost, destroyed or mutilated management Certificate, a new one may be issued upon such terms and indemnity to the Company as the Members may prescribe.

         5.2 CERTIFICATE REGISTER. Any and all changes in Members or their amount of capital contribution shall be formalized by filing notice of the same with the Secretary of State by amendment of the Articles of Organization. The most recent filing of the Articles of organization, as amended, shall be deemed the Register of Certificates.

         5.3 TRANSFER OF SHARES. Any Member proposing a transfer or 5.3 assignment of his Certificate shall first notify the Company, in writing, of all the details and consideration for the proposed transfer or assignment. The Company, for the benefit of the remaining Members, shall have the first right to acquire the equity by cancellation of the Certificate under the same terms and conditions as provided in the formal Articles of Organization as filed with the Florida Secretary of State for Members who are deceased, retired, resigned, expelled, or dissolved.

         If the Company declines to elect such option, the remaining Members desiring to participate may proportionately (or in such proportions as the remaining Members may agree) purchase such interest under the same terms and conditions first proposed by the withdrawing Member.

         If the transfer or assignment is made as originally proposed and the other Members fail to approve the transfer or assignment by unanimous written consent, the transferee or assignee shall have no right to participate in the management of the business and affairs of the Company or to become a Member. The transferee or assignee shall only be entitled to receive the share of the profit or other compensation by way of income and the return of contributions to which that Member would otherwise be entitled.

                                   ARTICLE VI
                                BOOKS AND RECORDS

         6.1 BOOKS AND RECORDS. The books and records of the Company shall be kept at the principal office of the Company or at such other places, within or without the state of Florida, as the Members shall from time to time determine.

         6.2 RIGHT OF INSPECTION. Any Member of record shall have the right to examine, at any reasonable time or times for all purpose, the books and records of account, minutes and records of Members and to make copies thereof. Such inspection may be made by any agent or attorney of the Member. Upon the written request of any Member of the Company, it shall mail to such Member its most recent financial statements, showing in reasonable detail its assets and liabilities and the results of its operations.

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         6.3 FINANCIAL RECORDS. All financial record shall be maintained and reported based on generally acceptable accounting practices.

                                   ARTICLE VII
                             DISTRIBUTION OF PROFITS

         7.1 DISTRIBUTIONS. Initially, until each of the Non-Operating Members receives the return of its Capital Contributions, distributions will be made as follows.

         Seventy-five percent (75%) to the Non-Operating Members and Twenty-five percent (25%) to the Operating Manager.

         After each of the Non-Operating Members has received the return of its Capital Contributions, distributions will be made as follows:

         Fifty percent (50%) to the Non-Operating Members and Fifty percent (50%) to the Operating Manager.

         7.2 TIME. Distributions shall be made at such times and in such amounts as determined by the Operating Manager. However, to the extent permitted by applicable law and the profits of the Company, the Company will make an annual distribution to the members sufficient to permit them to pay any federal income tax liabilities (based on the maximum rate applicable to single individuals) associated with the profit of the Company passed through to the members.

         7.3 DISTRIBUTION AMONG MEMBERS. If there is more than one Operating Manager or one Non-Operating Member, all sums distributed to the Members shall be distributed to them in accordance with this Agreement. The Operating Manager may conclusively rely on a sworn statement provided by one Member of any class in making distributions, unless it receives an instrument signed by all the affected Members in that class to the contrary. In the event of a dispute among the Members as the allocation of any such distributions, the Operating Member shall be entitled to interplead such sums pending resolution.

                                  ARTICLE VIII
                        ALLOCATIONS OF PROFITS AND LOSSES

         8.1 PROFITS AND LOSSES. Profits and Losses, including gains derived from sale or of all or a substantial portion of the assets of the Partnership,for any fiscal year shall be allocated equally to the Members.

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                               ARTICLE IX OFFICERS

         9.1 OPERATING MANAGER. The Operating Manager shall be Roadhouse Grill, Inc. which shall act as such until its resignation or removal as provided hereafter. The Operating Manager shall appoint an individual who shall be the.chief executive officer of the Company responsible for the general overall supervision of the business and affairs of the Company. He shall, when present, preside at all meetings of the Members. The Operating Manager may sign, on behalf of the Company, such deeds, mortgages, bonds, contracts or other instruments which have been appropriately authorized to be executed, by the Members except in cases where the signing or execution thereof shall be expressly delegated by the members or by this Operating Agreement or by Statue to some other Officer or Agent of the Company; and in general, he shall perform all duties as may be prescribed by the Members from time to time.

         The specific authority and responsibility of the Operating Manager shall also include the following:

         (1) The Operating Manager shall effectuate this Operating Agreement and the Regulations and decisions of the Members.

         (2) The Operating Manager shall direct and supervise the operations of the Company.

         (3) The Operating Manager shall establish such charges for services and products of the Company as may be necessary to provide adequate income for the efficient operation of the Company.

         (4) The Operating Manager, within the budget established by the members, shall set and adjust wages and rates of pay for all personnel of the Company and shall appoint, hire and dismiss all personnel and regulate their hours of work.

         (5) The Operating Manager shall keep the Members advised in all matters pertaining to the operation of the Company, services rendered, operating income and expense, financial position, and, to this end, shall prepare and submit a report to the Members at each regular meeting and at other times as may be directed by the Members, but not more often than monthly.

         9.2 MANAGEMENT CONTRACTS. The Company may retain the Operating Manager or Affiliates of the Operating Manager or its shareholders to manage the restaurants for one and one half percent (1.5%) of Gross Sales of the business and such other terms and conditions as are reasonably competitive.

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         9.3 OTHER OFFICERS. The Company may, at the discretion of the Members, have additional officers including, without limitation, one or more Assistant Operating Managers, one or more Secretaries and one or more Treasures. Officers need not be selected from among the Members. One person may hold two or more offices, except one person may not hold both the office of Operating Manager and the office of Secretary. When the incumbent of an office is (as determined by the incumbent himself or by the Members) unable to perform the duties thereof, or when there is no incumbent of an office (both such situations referred to hereafter as the "absence" of the officer), the duties of the office shall be performed by the person specified by the Members.

         9.4 ELECTION AND TENURE. The Officers of the Company shall be elected annually by the Members at the annual meeting. Each Officer shall hold office from the date of his election until the next annual meeting and until his successor shall have been elected, unless he shall sooner resign or be removed.

         9.5 RESIGNATIONS AND REMOVAL. Any officer may resign at any time giving written notice to the Operating Manager or to all of the Members, and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Any Officer, other than the Operating Manager, may be removed at any time by the Members with or without cause. The Operating Manager may only be removed upon the occurrence of one of the following conditions:

                    (a) Willful, wanton or grossly negligent disregard or breach of the responsibilities of the Operating Manager hereunder;

                    (b) Bankruptcy or insolvency of the Operating Manager or assignment for the benefit of creditors of the Operating Manager which is not cured within the time provided in the Act or admission in writing by the Operating Manager on behalf of the Company or itself of inability to pay its debts when they become due; or

                    (c) Material breach of the Operating Manager's fiduciary duty to the other Members.

         9.6 VACANCIES. A vacancy in any office may be filled for the unexpired portion of the term by the Members.

         9.7 SALARIES. The salaries of the officers shall be fixed from time to time by the Members and no officer shall be prevented from receiving such salary by reason of the fact that he is also a Member of the Company.


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                                    ARTICLE X
                                  MISCELLANEOUS

         10.1 NOTICE. Any notice required or permitted to be given pursuant to the provisions of the Statue, the Articles of Association of the Company or this Operating Agreement shall be effective as of the date personally delivered, or if sent by mail, on the date deposited with United States Postal Service, prepaid and addressed to the intended receiver at his last known address as shown in the records of the Company.

         10.2 WAIVER OF NOTICE. Whenever any notice is required to be given pursuant to the provisions of the Statue, the Articles of Association of the Company or this Operating Agreement, a waiver thereof in writing, signed by the persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

         10.3 INDEMNIFICATION BY COMPANY. The Company may indemnify any person who was or is a party defendant or is threatened to be made a party defendant to any threatened, pending or completed action, suit or proceedings, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the Company) by reason of the fact that he is or was a Member of the Company, Officer, employee, or agent of the Company, or is or was serving the request of the Company, against expenses (including attorney's fees), judgements fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if the Members determine that he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the Company, and with respect to any criminal action or proceeding, has no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgement, order, settlement, conviction, or upon a plea of nolo contenders or its equivalent, shall not in itself create a presumption that the person did or did not act in good faith and in a manner which he reasonably believed to be in the best interest of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

         10.4 INDEMNIFICATION FUNDING. The Company shall fund the indemnification obligations provided by Section 10.3 in such manner and to such extent as the Members may from time to time deem proper.

         10.5 DUALITY OF INTEREST TRANSACTIONS. Members of this Company have a duty of undivided loyalty to this Company in all matters affecting this Company's interests.

         10.6 ANTICIPATED TRANSACTIONS. Notwithstanding the provision of Section 11.5, the Operating Manager and the Non-Operating Member(s) may now or hereafter engage in or possess an interest in other business ventures of every type and nature whatsoever, independently or with

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others, whether or not such other business ventures compete with the business of the Company, including but not limited to, other Roadhouse Grill stores; provided, however, that if, after the Roadhouse Grill store to be developed hereunder has been developed, the Operating Manager decides to develop, own and operate additional Roadhouse Grill stores and the Operating Manager decides to seek financing, the Non-Operating Member(s) will have the first right to invest in such financing on such terms as are offered to other potential investors by the Operating Manager.

         10.7 GENDER AND NUMBER. Whenever the context requires, the gender of all words used herein shall include the masculine, feminine and neuter, and the number of all words shall include the singular and the plural thereof.

         10.8 ARTICLES AND OTHER HEADINGS. The Articles and other headings contained in this Operating Agreement are for reference purposes" only and shall not affect the meaning or interpretation.

         10.9 REIMBURSEMENT OF OFFICERS AND MEMBERS. Officers and members shall receive reimbursement for expenses reasonably incurred in the performance of their duties.

                                   ARTICLE XI
                                   AMENDMENTS

         11.1 AMENDMENTS. This Operating Agreement may be altered, amended, restated, or repealed and a new Operating Agreement may be adopted by three-fourths action of all of the Members, after notice and opportunity for discussion of the proposed alteration, amendment, restatement or repeal.

                                   ARTICLE XII
                                   DEFINITIONS

         "Capital Contribution" means, for any Partner at any time, the sum of such Partner's initial Capital Contribution and any additional Capital Contributions made by such Partner at or prior to such time.

         "Member Loans" means loans made by one or more Members to the Company.

         "Profits" and "Losses" means, for each fiscal year or other period, an amount equal to the Company's taxable income or loss for such fiscal year or period, determined in accordance with the Internal Revenue Code, as amended from time to time ("Code"), with the following adjustments:

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                  (1) Any income of the Company that is exempt from Federal
Income Tax and not otherwise taken into account in computing Profits and Losses shall be added to such taxable income;

                  (2) Any expenditures of the Company described in the Code and not otherwise taken into account in computing Profits and Losses shall be subtracted from taxable income.

                                  CERTIFICATION

         THE UNDERSIGNED, being all of the Members of KENDALL ROADHOUSE GRILL, L.C., a Florida limited liability company, hereby evidence their adoption and ratification of the foregoing Operating Agreement of the Company.


         EXECUTED by each Member of the Date indicated.

                                     ROADWEAR, INC.

Date: 4/28/94                        By: /s/ WILLIAM A. HOFFMAN
     -------------                     -----------------------------------
                                     Title:  CEO
                                           -------------------------------

                                     ROADHOUSE GRILL, INC.

Date: 4/28/94                        By: /s/ J. DAVID TOOLE III
     -------------                      ----------------------------------
                                     Title: PRESIDENT
                                           -------------------------------


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